UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2025

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Brickell Key Drive, Suite 1000, Miami, FL		33131
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 203-2034

Not applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.
On June 12, 2025, Summit Therapeutics Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were submitted to a vote of the Company’s stockholders at the Annual Meeting: (i) the election of nine directors to serve until the Company’s 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (iii) a non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

Each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting was approved by the requisite vote of the Company’s stockholders in accordance with the recommendation of the Company’s Board of Directors. Set forth below is the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, as to each such matter, including a separate tabulation with respect to each nominee for director, as applicable:

Proposal 1
Election of Directors

Director Nominees	For	Withheld	Broker Non-Votes
Robert W. Duggan	613,045,226	26,692	29,651,787
Mahkam Zanganeh	613,581,910	37,546	29,651,787
Manmeet Soni	611,431,814	52,326	29,651,787
Kenneth A. Clark	605,079,891	51,558	29,651,787
Robert Booth	623,298,472	55,319	29,651,787
Alessandra Cesano	617,638,155	54,443	29,651,787
Yu (Michelle) Xia	610,437,122	54,396	29,651,787
Mostafa Ronaghi	620,904,380	54,324	29,651,787
Jeff Huber	623,664,686	53,330	29,651,787

Proposal 2	For	Against	Abstain	Broker Non-Votes
Ratification of the appointment of PricewaterhouseCoopers LLP	653,328,708	195,007	233,629	—

Proposal 3	For	Against	Abstain	Broker Non-Votes
Advisory vote to approve the compensation of named executive officers	607,320,353	16,607,648	177,556	29,651,787

.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: June 17, 2025	By:	/s/ Manmeet S. Soni
Chief Operating Officer, Chief Financial Officer and Director
(Principal Financial Officer)